Characteristics of the Receivables

         On September 13, 2006 (the "Subsequent Transfer Date"), Wachovia Auto Owner Trust 2006-A (the "Trust") purchased additional motor vehicle retail installment contracts (the "Subsequent Receivables") and certain related assets from Pooled Auto Securities Shelf LLC (the "Depositor"). The Subsequent Receivables had an aggregate principal balance of $355,733,824.28 as of August 31, 2006 (the "Subsequent Cutoff Date").

         The Subsequent Receivables were acquired using funds on deposit in the pre-funding account established in connection with the initial purchase by the Trust of motor vehicle retail installment contracts (the "Initial Receivables" and together with the Subsequent Receivables, the "Receivables") from the Depositor and the sale of asset backed notes of the Trust pursuant to the prospectus and prospectus supplement, dated as of June 12 and June 14, 2006, respectively, filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 20, 2006 (collectively, the "Prospectus"). For additional information regarding the Receivables, the Depositor and the Trust please refer to the Prospectus.

         The following tables set forth certain information regarding the aggregate characteristics of the Initial Receivables as of May 31, 2006 (the "Initial Cutoff Date") and the Subsequent Receivables as of the Subsequent Cutoff Date.

         The percentages below are calculated based on the outstanding principal balance of the Initial Receivables on the Initial Cutoff Date and the Subsequent Receivables as of the Subsequent Cutoff Date. The percentages may not add to 100.00% due to rounding.

                         Composition of the Receivables
                  as of the Initial and Subsequent Cutoff Dates

                                               New Financed
                                                 Vehicles          Used Financed Vehicles             Total
                                          ----------------------   ----------------------    ----------------------
Aggregate Principal Balance.........         $692,004,541.31           $620,464,096.89          $1,312,468,638.20
Percentage of Aggregate Principal
   Balance..........................              52.73%                   47.27%                    100.00%
Number of Receivables...............              29,527                   33,228                    62,755
Percentage of Receivables...........              47.05%                   52.95%                    100.00%
Average Principal Balance...........            $23,436.33               $18,672.93                $20,914.17
Average Original Balance............            $24,387.96               $19,321.59                $21,705.38
Weighted Average Contract Rate......              7.69%                     8.63%                     8.13%
Contract Rate (Range)...............         0.90% to 18.00%           1.90% to 18.64%           0.90% to 18.64%
Weighted Average Original Term......           64.48 months             64.67 months              64.57 months
Original Term (Range)...............      12 months to 72 months   12 months to 72 months    12 months to 72 months
Weighted Average Remaining Term.....           62.14 months             62.56 months              62.34 months
Remaining Term (Range)..............      7 months to 72 months     7 months to 72 months     7 months to 72 months

         As of the Initial Cutoff Date with respect to the Initial Receivables and as of the Subsequent Cutoff Date with respect to the Subsequent Receivables, the aggregate weighted average FICO(1) score of the obligors with respect to the Initial Receivables transferred to the Issuing Entity on the Closing Date and the Subsequent Receivables transferred to the Issuing Entity on the Subsequent Transfer Date is 721. Based on the aggregate Principal Balance (as defined in the Prospectus) of the Initial Receivables as of the Initial Cutoff Date and the Subsequent Receivables as of the Subsequent Cutoff Date, 90% of the aggregate Principal Balance of the Receivables related to obligors with FICO scores between 641 and 821, 5% related to obligors with FICO scores greater than 821 and 5% related to obligors with FICO scores less than 641. A FICO score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. Data from an independent credit reporting agency, such as FICO score, is one of several factors that may be used by the originator in its credit scoring system to assess the credit risk associated with each applicant. (See "The Originator--Underwriting Procedures" in the Prospectus.) Additionally, FICO scores are based on independent third party information, the accuracy of which cannot be verified. FICO scores should not necessarily be relied upon as a meaningful predictor of the performance of the Receivables.

          Distribution of the Receivables by Remaining Term to Maturity as of the Initial and Subsequent Cutoff Dates

                                                    Percentage of                             Percentage of Total
                                   Number of       Total Number of     Aggregate Principal    Aggregate Principal
    Remaining Term Range          Receivables        Receivables             Balance                Balance
----------------------------      -----------      ---------------     -------------------    -------------------
1 month to 12 months........           121                0.19%          $      609,651.80            0.05%
13 months to 24 months......           504                0.80%               5,074,765.80            0.39%
25 months to 36 months......         2,264                3.61%              31,587,741.88            2.41%
37 months to 48 months......         5,564                8.87%              88,772,695.83            6.76%
49 months to 60 months......        22,599               36.01%             453,971,331.43           34.59%
61 months to 66 months......         7,402               11.80%             151,426,271.03           11.54%
67 months to 72 months......        24,301               38.72%             581,026,180.43           44.27%
                                    ------              ------           -----------------          ------
    Total...................        62,755              100.00%          $1,312,468,638.20          100.00%
                                    ======              ======           =================          ======

----------
(1) FICO is a federally registered servicemark of Fair Isaac & Company.

       Distribution of the Receivables by State of Obligor Mailing Address
                  as of the Initial and Subsequent Cutoff Dates

                                                      Percentage of                             Percentage of Total
                                     Number of       Total Number of    Aggregate Principal     Aggregate Principal
    Obligor Mailing Address         Receivables        Receivables            Balance                 Balance
----------------------------        -----------      ---------------     -------------------    -------------------
North Carolina...............           13,295            21.19%        $   266,153,074.52             20.28%
Florida......................           10,957            17.46%            226,340,171.37             17.25%
Georgia......................            9,194            14.65%            191,364,209.87             14.58%
Texas........................            4,482             7.14%            103,824,626.93              7.91%
Virginia.....................            4,494             7.16%             93,921,923.70              7.16%
New York.....................            3,210             5.12%             81,245,816.68              6.19%
South Carolina...............            3,805             6.06%             72,721,422.21              5.54%
Pennsylvania.................            3,027             4.82%             59,179,864.16              4.51%
New Jersey...................            2,385             3.80%             49,900,735.78              3.80%
Maryland.....................            2,136             3.40%             48,557,920.52              3.70%
Alabama......................            1,512             2.41%             29,835,021.04              2.27%
Tennessee....................            1,409             2.25%             28,355,585.39              2.16%
Delaware.....................              617             0.98%             13,724,560.44              1.05%
Connecticut..................              686             1.09%             13,548,521.85              1.03%
Other (1)....................            1,546             2.46%             33,795,183.74              2.57%
                                        ------           ------          -----------------            ------
     Total...................           62,755           100.00%         $1,312,468,638.20            100.00%
                                        ======           ======          =================            ======

(1)  States comprising less than 1.00% of the pool balance.


         Distribution of the Receivables by Financed Vehicle Model Year as of the Initial and Subsequent Cutoff Dates

                                                        Percentage of                             Percentage of Total
                                      Number of       Total Number of     Aggregate Principal    Aggregate Principal
        Model Year                   Receivables        Receivables             Balance                Balance
-----------------------------        -----------      ---------------     -------------------    --------------------
1997 or earlier..............               47              0.07%          $     396,193.89            0.03%
1998.........................              103              0.16%              1,014,034.59            0.08%
1999.........................              252              0.40%              3,246,461.28            0.25%
2000.........................              881              1.40%             11,147,761.71            0.85%
2001.........................            2,148              3.42%             30,835,202.07            2.35%
2002.........................            5,261              8.38%             86,155,339.55            6.56%
2003.........................            7,349             11.71%            138,292,323.13           10.54%
2004.........................            6,762             10.78%            135,674,618.92           10.34%
2005.........................           11,826             18.84%            243,245,893.63           18.53%
2006.........................           26,295             41.90%            610,242,645.80           46.50%
2007.........................            1,831              2.92%             52,218,163.63            3.98%
                                        ------            ------          -----------------          ------
      Total....................         62,755            100.00%         $1,312,468,638.20          100.00%
                                        ======            ======          =================          ======

                Distribution of the Receivables by Contract Rate
                  as of the Initial and Subsequent Cutoff Dates

                                                           Percentage of                             Percentage of Total
                                          Number of       Total Number of     Aggregate Principal    Aggregate Principal
     Contract Rate Range                 Receivables        Receivables            Balance                Balance
---------------------------------        -----------      ---------------     -------------------    --------------------
0.001% to 1.000%.................              1              0.00%           $       17,459.28            0.00%
1.001% to 2.000%.................              2              0.00%                   36,045.14            0.00%
2.001% to 3.000%.................             13              0.02%                  248,704.92            0.02%
3.001% to 4.000%.................            373              0.59%                5,876,639.23            0.45%
4.001% to 5.000%.................          1,069              1.70%               19,323,408.81            1.47%
5.001% to 6.000%.................          6,911             11.01%              140,056,892.86           10.67%
6.001% to 7.000%.................         12,148             19.36%              259,375,656.67           19.76%
7.001% to 8.000%.................         13,390             21.34%              284,921,284.04           21.71%
8.001% to 9.000%.................         12,161             19.38%              251,329,155.13           19.15%
9.001% to 10.000%................          7,981             12.72%              169,530,421.73           12.92%
10.001% to 11.000%...............          4,690              7.47%              101,045,059.67            7.70%
11.001% to 12.000%...............          2,294              3.66%               46,939,310.79            3.58%
12.001% to 13.000%...............            921              1.47%               18,947,787.58            1.44%
13.001% to 14.000%...............            447              0.71%                8,842,752.18            0.67%
14.001% to 15.000%...............            194              0.31%                3,256,554.84            0.25%
15.001% to 16.000%...............             62              0.10%                  986,233.61            0.08%
16.001% to 17.000%...............             71              0.11%                1,336,064.37            0.10%
17.001% to 18.000%...............             24              0.04%                  347,640.37            0.03%
18.001% to 19.000%...............              3              0.00%                   51,566.98            0.00%
                                          ------            ------            -----------------          ------
     Total.......................         62,755            100.00%           $1,312,468,638.20          100.00%
                                          ======            ======            =================          ======

          Distribution of the Receivables by Original Principal Balance as of the Initial and Subsequent Cutoff Dates

                                                      Percentage of                             Percentage of Total
                                      Number of      Total Number of     Aggregate Principal    Aggregate Principal
   Original Principal Balance        Receivables       Receivables             Balance                Balance
---------------------------------    -----------     ---------------     -------------------    -------------------
$0.01 to $5,000.00.............             50              0.08%          $      223,800.12            0.02%
$5,000.01 to $10,000.00 .......          4,015              6.40%              30,861,760.35            2.35%
$10,000.01 to $15,000.00 ......         12,080             19.25%             148,326,794.44           11.30%
$15,000.01 to $20,000.00 ......         16,527             26.34%             278,654,375.76           21.23%
$20,000.01 to $25,000.00 ......         12,618             20.11%             271,739,565.38           20.70%
$25,000.01 to $30,000.00 ......          7,654             12.20%             201,211,845.66           15.33%
$30,000.01 to $35,000.00 ......          4,359              6.95%             135,750,465.20           10.34%
$35,000.01 to $40,000.00 ......          2,253              3.59%              80,844,864.73            6.16%
$40,000.01 to $45,000.00 ......          1,205              1.92%              49,168,722.51            3.75%
$45,000.01 to $50,000.00 ......            676              1.08%              30,977,074.35            2.36%
$50,000.01 to $55,000.00 ......            384              0.61%              19,455,665.19            1.48%
$55,000.01 to $60,000.00 ......            241              0.38%              13,518,228.24            1.03%
$60,000.01 to $65,000.00 ......            172              0.27%              10,452,071.61            0.80%
$65,000.01 to $70,000.00 ......            151              0.24%               9,854,745.80            0.75%
$70,000.01 to $75,000.00 ......            102              0.16%               7,133,766.42            0.54%
$75,000.01 to $80,000.00 ......             62              0.10%               4,650,900.20            0.35%
$80,000.01 to $85,000.00 ......             50              0.08%               3,949,157.51            0.30%
$85,000.01 to $90,000.00 ......             30              0.05%               2,576,835.20            0.20%
$90,000.01 to $95,000.00 ......             24              0.04%               2,171,999.49            0.17%
$95,000.01 to $100,000.00......             28              0.04%               2,662,890.22            0.20%
$100,000.01 to $105,000.00 ....             13              0.02%               1,288,501.05            0.10%
$105,000.01 to $110,000.00 ....             17              0.03%               1,720,357.78            0.13%
$110,000.01 to $115,000.00 ....             10              0.02%               1,067,862.14            0.08%
$115,000.01 to $120,000.00 ....              6              0.01%                 662,278.07            0.05%
$120,000.01 to $125,000.00 ....              7              0.01%                 802,421.84            0.06%
$125,000.01 to $130,000.00 ....              6              0.01%                 722,755.28            0.06%
$130,000.01 to $135,000.00 ....              4              0.01%                 510,961.69            0.04%
$135,000.01 to $140,000.00 ....              3              0.00%                 398,961.34            0.03%
$140,000.01 to $145,000.00 ....              2              0.00%                 264,820.56            0.02%
$145,000.01 to $150,000.00.....              6              0.01%                 844,190.07            0.06%
                                        ------            ------           -----------------          ------
     Total.....................         62,755            100.00%          $1,312,468,638.20          100.00%
                                        ======            ======           =================          ======

         Distribution of the Receivables by Remaining Principal Balance as of the Initial and Subsequent Cutoff Dates

                                                       Percentage of                             Percentage of Total
                                      Number of       Total Number of     Aggregate Principal    Aggregate Principal
  Remaining Principal Balance        Receivables       Receivables             Balance                Balance
-------------------------------      -----------      ---------------     -------------------    -------------------
$0.01 to $5,000.00 ............            418              0.67%          $    1,665,608.83            0.13%
$5,000.01 to $10,000.00 .......          4,744              7.56%              38,594,640.32            2.94%
$10,000.01 to $15,000.00 ......         12,988             20.70%             166,012,010.53           12.65%
$15,000.01 to $20,000.00 ......         16,620             26.48%             290,331,494.91           22.12%
$20,000.01 to $25,000.00 ......         12,143             19.35%             270,945,104.00           20.64%
$25,000.01 to $30,000.00 ......          7,135             11.37%             194,624,370.70           14.83%
$30,000.01 to $35,000.00 ......          3,912              6.23%             126,215,019.70            9.62%
$35,000.01 to $40,000.00 ......          1,976              3.15%              73,617,655.17            5.61%
$40,000.01 to $45,000.00 ......          1,038              1.65%              43,882,542.55            3.34%
$45,000.01 to $50,000.00 ......            584              0.93%              27,611,270.50            2.10%
$50,000.01 to $55,000.00 ......            342              0.54%              17,867,408.99            1.36%
$55,000.01 to $60,000.00 ......            234              0.37%              13,483,428.48            1.03%
$60,000.01 to $65,000.00 ......            171              0.27%              10,701,437.12            0.82%
$65,000.01 to $70,000.00 ......            114              0.18%               7,666,622.64            0.58%
$70,000.01 to $75,000.00 ......             99              0.16%               7,164,517.76            0.55%
$75,000.01 to $80,000.00 ......             51              0.08%               3,939,145.13            0.30%
$80,000.01 to $85,000.00 ......             39              0.06%               3,205,628.01            0.24%
$85,000.01 to $90,000.00 ......             29              0.05%               2,520,715.46            0.19%
$90,000.01 to $95,000.00 ......             31              0.05%               2,869,984.44            0.22%
$95,000.01 to $100,000.00......             30              0.05%               2,921,170.38            0.22%
$100,000.01 to $105,000.00 ....             13              0.02%               1,331,639.64            0.10%
$105,000.01 to $110,000.00 ....             12              0.02%               1,291,067.71            0.10%
$110,000.01 to $115,000.00 ....              6              0.01%                 674,246.64            0.05%
$115,000.01 to $120,000.00 ....              8              0.01%                 944,075.91            0.07%
$120,000.01 to $125,000.00 ....              4              0.01%                 493,077.12            0.04%
$125,000.01 to $130,000.00 ....              4              0.01%                 507,032.72            0.04%
$130,000.01 to $135,000.00 ....              1              0.00%                 131,418.20            0.01%
$135,000.01 to $140,000.00 ....              7              0.01%                 969,500.40            0.07%
$140,000.01 to $145,000.00 ....              1              0.00%                 141,749.22            0.01%
$145,000.01 to $150,000.00.....              1              0.00%                 145,055.02            0.01%
                                        ------            ------           -----------------          ------
     Total.....................         62,755            100.00%          $1,312,468,638.20          100.00%
                                        ======            ======           =================          ======

          Distribution of the Receivables by Original Term to Maturity as of the Initial and Subsequent Cutoff Dates

                                                      Percentage of                                 Percentage
                                      Number of      Total Number of     Aggregate Principal    of Total Aggregate
       Original Term Range           Receivables       Receivables             Balance           Principal Balance
-------------------------------      -----------     ---------------     -------------------    ------------------
1 month to 12 months...........            29              0.05%           $      272,044.32           0.02%
13 months to 24 months.........           373              0.59%                3,994,726.30           0.30%
25 months to 36 months.........         2,101              3.35%               29,428,649.83           2.24%
37 months to 48 months.........         5,104              8.13%               80,639,305.31           6.14%
49 months to 60 months.........        19,938             31.77%              395,139,782.71          30.11%
61 months to 66 months.........         9,657             15.39%              194,444,536.80          14.82%
67 months to 72 months.........        25,553             40.72%              608,549,592.93          46.37%
                                       ------            ------            -----------------         ------
     Total.....................        62,755            100.00%           $1,312,468,638.20         100.00%
                                       ======            ======            =================         ======